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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): March 6, 2002


                            TRINITY INDUSTRIES, INC.
               (Exact name of registrant as specified in charter)


           Delaware                       1-6903                 75-0225040
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)

     2525 Stemmons Freeway
         Dallas, Texas                                           75207-2401
(Address of principal executive                                  (Zip Code)
           offices)

       Registrant's telephone number, including area code: (214) 631-4420

                                 Not Applicable
          (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS.

         On March 6, 2002, Trinity Industries, Inc. privately placed 1,500,000 restricted shares of its common stock for gross proceeds of $31,500,000. In this private placement, 620,000 shares were issued to Acqua Wellington Private Placement Fund, Ltd. ("Acqua I") and 880,000 shares were issued to Acqua Wellington Opportunity I Limited ("Acqua II") (together, "Acqua Wellington"). Trinity has agreed to register the common stock purchased by Acqua Wellington.

         The press release announcing the private placement is attached hereto as Exhibit 99.1. The purchase agreements and the registration rights agreements entered into by and between Trinity and Acqua Wellington are attached hereto as Exhibits 4.5, 4.6, 4.7 and 4.8, respectively.

ITEM 7. EXHIBITS.

(c)      Exhibits


         4.5 Purchase Agreement dated as of March 6, 2002 by and between Trinity and Acqua Wellington Private Placement Fund, Ltd.

         4.6 Purchase Agreement dated as of March 6, 2002 by and between Trinity and Acqua Wellington Opportunity I Limited.

         4.7 Registration Rights Agreement dated as of March 6, 2002 by and between Trinity and Acqua Wellington Private Placement Fund, Ltd.

         4.8 Registration Rights Agreement dated as of March 6, 2002 by and between Trinity and Acqua Wellington Opportunity I Limited.

         99.1     Press Release dated March 6, 2002.






                                    * * * * *



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Trinity has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       TRINITY INDUSTRIES, INC.

Dated: March 6, 2002
                                       By: /s/ MICHAEL G. FORTADO
                                          --------------------------------------
                                       Name: Michael G. Fortado
                                       Title: Vice President, General Counsel
                                              and Secretary



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                                  EXHIBIT INDEX


         EXHIBIT
         NUMBER            DESCRIPTION
         -------           -----------
         4.5               Purchase Agreement dated as of March 6, 2002 by and
                           between Trinity and Acqua Wellington Private
                           Placement Fund, Ltd.

         4.6 Purchase Agreement dated as of March 6, 2002 by and between Trinity and Acqua Wellington Opportunity I
                           Limited.

         4.7               Registration Rights Agreement dated as of March 6,
                           2002 by and between Trinity and Acqua Wellington
                           Private Placement Fund, Ltd.

         4.8               Registration Rights Agreement dated as of March 6,
                           2002 by and between Trinity and Acqua Wellington
                           Opportunity I Limited.

         99.1              Press Release dated March 6, 2002.